UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 10, 2026
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QUALYS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35662	77-0534145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
919 E. Hillsdale Boulevard, 4th Floor
Foster City, California 94404
(Address of principal executive offices, including zip code)
(650) 801-6100
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	QLYS	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Qualys, Inc. 2012 Equity Incentive Plan, as amended and restated
On June 10, 2026, the stockholders of Qualys, Inc. (the “Company”) approved the Company’s 2012 Equity Incentive Plan, as amended and restated (the “Plan”). A description of the material terms of the Plan is incorporated herein by reference to “Proposal No. 4—Approval of the Qualys, Inc. 2012 Equity Incentive Plan, as Amended and Restated” contained in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 22, 2026 (the "Proxy Statement"). A copy of the Plan is filed as Exhibit 10.1 hereto and incorporated by reference herein.
Item 5.07           Submission of Matters to a Vote of Security Holders.
On June 10, 2026, the Company held its 2026 annual meeting of stockholders (the “Annual Meeting”). Present at the Annual Meeting in person or by proxy were holders of 31,972,103 shares of the Company’s common stock, or approximately 90.60% of the shares outstanding and entitled to vote at the Annual Meeting. The voting results for each of the proposals considered at the Annual Meeting are provided below.

Proposal One – Election of Directors
The stockholders elected each of the following nominees as Class II directors to serve on the Company’s board of directors (the “Board”) until the Company’s 2029 annual meeting of stockholders or until their respective successors are duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Bradford L. Brooks	28,669,493	237,823	3,064,787
Wendy M. Pfeiffer	26,419,904	2,487,412	3,064,787
John A. Zangardi	27,326,956	1,580,360	3,064,787

The Board is comprised of seven members who are divided into three classes with overlapping three-year terms. The term of the Company’s Class III directors, Jeffrey P. Hank, and Sumedh S. Thakar, will expire at the Company’s 2027 annual meeting of stockholders. The term of the Company’s Class I directors, Thomas P. Berquist, and Kristi M. Rogers, will expire at the Company’s 2028 annual meeting of stockholders.

Proposal Two – Ratification of the Appointment of Independent Registered Public Accounting Firm
The stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026.

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,290,278	2,666,202	15,623	—

Proposal Three – Advisory Approval of Executive Compensation
The stockholders cast their votes with respect to the advisory vote to approve the compensation of the Company’s named executive officers as described in the Company’s Proxy Statement, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,459,418	2,401,828	46,070	3,064,787

Proposal Four – Approval of 2012 Equity Incentive Plan, as amended and restated

The stockholders approved the Plan, as amended and restated.

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,727,299	2,143,322	36,695	3,064,787
Item 9.01           Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

10.1	Qualys, Inc. 2012 Equity Incentive Plan, as amended and restated

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALYS, INC.

By:	/s/ JOO MI KIM
Name: Joo Mi Kim Title: Chief Financial Officer
Date: June 11, 2026